                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                   JULY 1994
                            PAYMENT AUGUST 15, 1994
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                     CUSIP#             393534AB8
                                     Trust Account #    33-31958-0
                                     Distribution Date: August 15, 1994

SECURITIZED NET INTEREST MARGIN
- - -------------------------------                                                   PER $1,000
CERTIFICATES                                                                       ORIGINAL
- - ------------                                                                      ----------
1.  Amount Available                                      3,953,185.35
    Interest

2.  Aggregate Interest           - 42 days to
                                   Green Tree                846,230.00          9.15833333
                                 - 18 days to
                                  certificate
                                    holders                  362,670.00
3.  Amount Applied to:
    (a) accrued but unpaid Interest

4.  Remaining:
    (a) accrued but unpaid Interest

5.  Monthly Interest                                       1,208,900.00

Principal

6.  Current month's principal
    distribution                                           2,744,285.35         29.7000579

7.  Remaining outstanding principal
    balance                                               89,655,714.65         970.299942
    Pool Factor                                               .97029994

8.  Present value of the projected
    remaining aggregate cashflows of
    the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                          128,336,279.00

9.  Aggregate principal balance of
    loans refinanced by Green Tree
    Financial Corp.                                                0.00

11. Weighted average CPR                                           4.78%

12. Weighted average CDR                                           0.07%

13. Annualized net loss percentage                                 0.01%

14. Delinquency       30-59 day                                    0.37%
                      60-89 day                                    0.10%
                      90+ day                                      0.05%
                      Total 30+                                    0.52%

                           GREEN TREE FINANCIAL CORP.
                           NET INTEREST MARGIN TRUST
                                   JULY 1994
                            PAYMENT AUGUST 15, 1994

                                                            Fee Assets
                                             -----------------------------------------
                                                Guarantee      Inside      Fee Asset
                                                  Fees          Refi         Total
                                             ------------  -------------  ------------
GTFC 1994-1                                  2,216,679.26          .00    2,216,679.26
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                                             ------------   ------------  ------------
 Conventional                                2,216,679.26            .00  2,216,679.26

Total amount of Guarantee Fees and Inside
 Refinance Payments                                         2,216,679.26

Payment on Finance 1 Note                                   2,216,679.26

Allocable to Interest (current)                               453,991.67

Allocable to accrued but unpaid Interest

Accrued and unpaid Trustee Fees

Allocable to Principal                                      1,762,687.59

Finance 1 Note Principal Balance                           32,937,312.41

                           GREEN TREE FINANCIAL CORP.
                           NET INTEREST MARGIN TRUST
                                   JULY 1994
                            PAYMENT AUGUST 15, 1994

                                   Inside
                     Residual       Refi          Total
                   ------------  ------------  ------------
GTFC 1994-1
GTFC 1994-2        1,370,290.41                1,370,290.41
GTFC 1994-3          366,215.68                  366,215.68
GTFC 1994-4                 .00                         .00
                   ------------  ------------  ------------
                   1,736,506.09           .00  1,736,506.09
                   ------------  ------------  ------------

Total Residual and Inside
 Refinance Payments                            1,736,506.09